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                                                                    EXHIBIT 10.3





                   AMERICAN INDUSTRIAL PROPERTIES REIT, INC.
                           OMNIBUS STOCK OPTION PLAN


                                JANUARY 12, 1994
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                   AMERICAN INDUSTRIAL PROPERTIES REIT, INC.
                           OMNIBUS STOCK OPTION PLAN

                                   ARTICLE I

                                  DEFINITIONS

1.01     Affiliate means any "subsidiary corporation" or "parent corporation"
         as such terms are defined in Sections 424(d) and 424(e) of the Code, respectively.
1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an award of Restricted Stock or an Option or SAR granted to such Participant.
1.03     Code means the Internal Revenue Code of 1986, and any amendments thereto.
1.04 Committee means a committee of the Board of Directors appointed to administer the Plan.
1.05 Company means American Industrial Properties REIT, Inc., a Maryland corporation.
1.06 Corresponding SAR means an SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.
1.07 Date of Exercise means, (i) with respect to an Option, the date that the Option price is received by the Company and (ii) with respect to an SAR, the date that the notice of exercise is received by the
         Company.
1.08     Effective Date means January 12,1994.
1.09 Fair Market Value means, on any given date, the closing price of the Common Stock. If shares were not traded on such date, then the Fair Market Value is determined with reference to the next preceding day that shares of Common Stock were so traded.
1.10 Incentive Option means an option to purchase shares of Common Stock which qualifies under Section 422 of the Code.
1.11 Initial Value means with respect to an SAR, the Fair Market Value of one share of Common Stock on the date of grant, as set forth in the Agreement.
1.12 Option means an option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement, and includes both Incentive Option and non Incentive Options.
1.13 Participant means an employee of the Company or of an Affiliate, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Committee to receive a Restricted Stock award, an Option, an SAR, or a combination thereof.
1.14 Plan means the American Industrial Properties REIT, Inc. Omnibus Stock Option Plan.
1.15 Restricted Stock means shares of Common Stock awarded to a Participant under Article IX. Stock shall cease to be Restricted Stock when, in accordance with the terms of the
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         applicable Agreement, they become transferable and free of substantial risks of forfeiture.
1.16 SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the Date of Exercise over the Initial Value. References to "SARs" include both Corresponding SARs and SARs granted independently of Options unless the context requires otherwise.
1.17     Stock means shares of Common Stock, $0.01 par value, of the Company.





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                                   ARTICLE II

                                    PURPOSE

         The Plan is intended to assist the Company in recruiting, retaining and rewarding employees with ability and initiative by enabling employees to participate in its future success and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the award of Restricted Stock, the grant of SARs, and the grant of both Incentive Options and non Incentive Options. No Option that is intended to be an Incentive Option shall be invalid for failure to qualify as an Incentive Option. The proceeds received by the Company from the sale of Stock pursuant to this Plan shall be used for general business purposes.

                                  ARTICLE III

                                 ADMINISTRATION

         Except as provided in this Article III, the Plan shall be administered by the Committee. The Committee shall have authority to award Restricted Stock and to grant Options and SARs upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of Restricted Stock. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option or SAR may be exercised or the time at which Restricted Stock may become transferable or nonforfeitable. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. No member of the Committee shall be liable for any act done in good faith with respect to this Plan or any agreement, Option, SAR or Restricted Stock award. All expenses of administering this Plan shall be borne by the Company.

         The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee's authority and duties with respect to participants who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as in effect from time to time. In the event of such delegation, and as to the matters encompassed by the delegation, references in the Plan to the Committee shall be interpreted as reference to the Committee's delegate or delegates. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the





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Committee's delegate or delegates that were consistent with the terms of the
Plan.

                                   ARTICLE IV

                                  ELIGIBILITY

4.01 GENERAL. Any employee of the Company or of any Affiliate (including any corporation that becomes an Affiliate after the adoption of this Plan) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or any Affiliate. Any such employee may be awarded shares of Restricted Stock or may be granted one or more Options, SARs, or Options and SARs. A director of the Company who is an employee of the Company or an Affiliate may be awarded shares of Restricted Stock and may be granted Options or SARs under this Plan. A member of the Committee may not participate in this Plan during the time that his participation would prevent the Committee from being "disinterested" for purposes of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, as in effect from time to time.

4.02 GRANTS. The Committee will designate individuals to whom Restricted Stock is to be awarded and to whom Options and SARs are to be granted and will specify the number of shares of Stock subject to each award or grant. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All Restricted Stock awarded, and all Options and SARs granted, under this Plan shall be evidenced by agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. No participant may be granted Incentive Options or related SARs (under all Incentive Option plans of the Company and its Affiliates) which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date an Incentive Option is granted) exceeding $100,000. The preceding annual limitations shall not apply with respect to Options that are not Incentive Options.

                                   ARTICLE V

                             STOCK SUBJECT TO PLAN

5.01 SOURCES OF SHARES. Upon the award of Restricted Stock, the Company may issue authorized but unissued shares of Stock. Upon the exercise of any Option or SAR, the Company may deliver to the participant (or the participant's broker if the participant so directs), authorized but unissued shares of Stock.

5.02 MAXIMUM NUMBER OF SHARES. The maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options and SARs and the award of Restricted Stock under this Plan is 182,000, subject to increases and adjustments as provided in this Article V and Article X.





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5.03  REPLENISHMENT.  The maximum number of shares of Stock authorized for issuance under this Plan under Section 5.02 shall be increased each year by 6% (the Replenishment Percentage) of the amount, if any, by which the total number of shares of Stock outstanding as of the last day of the Company's fiscal year exceeds the total number of shares of Stock outstanding as of the first day of such fiscal year. The issuance of Stock under this Plan and the application of
Article X shall be disregarded for purposes of applying the preceding sentence. This Section 5.03 shall first apply with respect to the fiscal year of the Company beginning on January 1, 1995.

5.04 INCENTIVE STOCK OPTIONS. Section 5.02 to the contrary notwithstanding, the maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Options that are Incentive Options granted under this Plan is 182,000, subject to adjustment as provided in Article X.

5.05 FORFEITURES, ETC. If an Option or SAR is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Stock allocated to the Option or SAR or portion thereof may be reallocated to other Options, SARs, and Restricted Stock awards to be granted under this Plan. Any Restricted Stock that is forfeited may be reallocated to other Options, SARs or Restricted Stock awards to be granted under this Plan.

                                   ARTICLE VI

                                  OPTION PRICE

         The exercise price of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share purchased on the exercise of any Option that is an Incentive Option shall not be less than the fair market value of the underlying Stock on the date the Option is granted.

                                  ARTICLE VII

                              EXERCISE OF OPTIONS

7.01 MAXIMUM OPTION OR SAR PERIOD. The maximum period in which an Option or SAR may be exercised shall be determined by the Committee on the date of grant except that no Option that is an Incentive Option and any corresponding SAR that relates to such Option shall be exercisable after the expiration of 10 years from the date the Option or SAR was granted. The terms of any Option or SAR may provide that it is exercisable for a period less than such maximum period.

7.02 NONTRANSFERABILITY. Any Option or SAR granted under this Plan shall be nontransferable except by will or by laws of descent and distribution. In the event of any such transfer, the Option and any corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. During the lifetime of the Participant to whom the Option or SAR is granted, the Option or SAR may be exercised only by the





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Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of each Participant.

7.03  EMPLOYEE STATUS.  For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option or SAR provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absences for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

                                  ARTICLE VIII

                               METHOD OF EXERCISE

8.01 EXERCISE. An Option or SAR granted under this Plan shall be deemed to have been exercised on the date of exercise. Subject to the provisions of Articles VII and XI, an option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine; provided, however, that a corresponding SAR that is related to an Incentive Option may be exercised only to the extent that the related Option is exercisable and only when the Fair Market Value exceeds the option price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option or SAR could be exercised. A partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan and the applicable Agreement with respect to remaining shares subject to the Option or related to the SAR. The exercise of either an Option or Corresponding SAR shall result in the termination of the other to the extent of the number of shares with respect to which the Option or Corresponding SAR is exercised.

8.02 PAYMENT. Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering Stock to the Company. If Stock is used to pay all or part of the Option price, the Stock surrendered must have Fair Market Value (determined as of the day preceding the Date of Exercise) that is not less than such price or part thereof.

8.03 INSTALLMENT PAYMENT. Section 8.02 to the contrary notwithstanding, the Agreement may provide that payment of all or part of the Option price may be made in installments. In that event, the Company shall lend the Participant an amount equal to not more than 90 percent (90%) of the purchase price of Stock acquired upon the exercise of the Option. The principal amount of the loan shall be repayable in not more than five annual installments, unless the amount of the loan exceeds the maximum loan value for the Stock purchased which value shall be established





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from time to time by regulations of the Committee of Governors of the Federal
Reserve System in which event the loan shall be repayable in equal quarterly installments over a period of time not to exceed five years.

         The Participant shall pay interest on the unpaid principal balance at the minimum rate necessary to avoid imputed interest or original interest discount under the Code. All shares of Stock acquired with cash borrowed from the Company shall be pledged to the Company as security for the repayment thereof. In the discretion of the Committee, Stock may be released from such pledge proportionately as payments of the note (together with interest) are made, provided that the release of such Stock complies with the then applicable regulations of the Federal Reserve System relating to securities credit transactions. While Stock is so pledged, and so long as there has been no default in the installment payments, such Stock shall remain registered in the name of the Participant, and he shall have the right to vote such Stock and to receive all dividends thereon.

8.04 DETERMINATION OF PAYMENT OF CASH AND/OR STOCK UPON EXERCISE OF SAR. At the Committee's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Stock, or a combination of cash and Stock. A fractional share shall not be deliverable upon the exercise of an SAR but a cash payment will be made in lieu thereof.

8.05 STOCKHOLDER RIGHTS. No Participant shall have any rights as a stockholder with respect to Stock subject to his option or SAR until the Date of Exercise of such Option or SAR.

                                   ARTICLE IX

                                RESTRICTED STOCK

9.01 AWARD. In accordance with the provisions of Article IV, the Committee will designate each individual to whom an award of Restricted Stock is to be made and will specify the number of shares of Stock covered by the award.

9.02 VESTING. The Committee, on the date of the award, may prescribe that a Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant is no longer an employee or director of the Company and its Affiliates before the expiration of a stated term or if the Company, the Company and its Affiliates or the Participant fail to achieve stated objectives.

9.03 STOCKHOLDER RIGHTS. Prior to their forfeiture in accordance with the terms of the Agreement and while the Stock is Restricted Stock, a Participant will have all rights of a stockholder with respect to Restricted Stock, including the right to receive dividends and vote the Stock; provided, however, that (i) a





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Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing Restricted Stock, and (iii) the Participant will deliver to the Company a stock power endorsed in blank, with respect to each award of Restricted Stock. The limitations set forth in the preceding sentence shall not apply after the Stock ceases to be Restricted Stock.

                                   ARTICLE X

                                  ADJUSTMENTS

         The maximum number of shares of Restricted Stock which may be awarded and as to which Options and SARs may be granted under this Plan and the Replenishment Percentage of Section 5.03 shall be proportionately adjusted, and the terms of outstanding Restricted Stock awards, Options, and SARs shall be adjusted, as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more share dividends, Stock split-ups, subdivisions or consolidations of Stock or (ii) engages in a transaction to which Section 424 of the Code applies or (b) there occurs any other event which, in the judgment of the Committee, necessitates such action. Any determination made under this Article X by the Committee shall be final and conclusive. The issuance by the Company of shares of any class, or securities convertible into shares of any class, for cash or property, or for labor or services, either upon direct sale or upon exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding awards of Restricted Stock, Options or SARs.

         The Committee may award Restricted Stock, may grant Options, and may grant SARs in substitution for Stock awards, Stock options, Stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article X. Notwithstanding any provision of the Plan (other than the limitation of Article V), the terms of such substituted Restricted Stock awards and Option or SAR grants shall be as the Committee, in its discretion, determines is appropriate.

                                   ARTICLE XI

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

         No Option or SAR shall be exercisable, no Stock shall be issued, no certificates for Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's Stock may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any Stock certificate issued to evidence Stock for which Restricted Stock is awarded or for which





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an Option or SAR is exercised may bear such legends and statements as the
Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock shall be issued, no certificate for Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

                                  ARTICLE XII

                               GENERAL PROVISIONS

12.01 EFFECT ON EMPLOYMENT. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

12.02 UNFUNDED PLAN. The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

12.03 RULES OF CONSTRUCTION. Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE XIII

                                   AMENDMENT

         The Board of Directors may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until stockholder approval is obtained if (i) the amendment increases the aggregate number of shares of Stock that may be issued under the Plan, or (ii) the amendment changes the class of individuals eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Restricted Stock award or under any Option or SAR outstanding at the time such amendment is made.





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                                  ARTICLE XIV

                                DURATION OF PLAN

         No Restricted Stock may be awarded and no Option or SAR may be granted under this Plan more than ten years after the date that the Plan is adopted by the Board of Directors. Restricted Stock awards and Options and SARs granted before that date shall remain valid in accordance with their terms.

                                   ARTICLE XV

                             EFFECTIVE DATE OF PLAN

         Restricted Stock may be awarded and Options and SARs may be granted under this Plan upon its adoption by the Board of Directors, provided that no Restricted Stock award, Option or SAR will be effective unless the Plan is approved by the Company's sole stockholder existing on January 12, 1994.





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